FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS	12 Months Ended
Aug. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Fair Value of Financial Instruments and Financial Risk Factors	FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS
i.Fair value of financial instruments
Financial instruments recorded at fair value on the consolidated statement of financial position are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest-level input significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are described as follows:

•Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date;

•Level 2 inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and
•Level 3 inputs are unobservable inputs for the asset or liability.

The fair values of cash, short-term investments and restricted funds approximate their carrying amounts due to their short-term nature. The fair value of long-term debt approximates $235 (August 31, 2021 – $310), which is its carrying value.

The fair value of the EIC contingent share consideration is primarily based on Level 3 unobservable inputs. The determination of the fair value of this liability is primarily driven by the Company’s expectations of EIC achieving its milestones. The expected milestones were assigned probabilities and the expected related cash flows were discounted to derive the fair value of the contingent consideration.
At August 31, 2022, the probabilities of EIC achieving the remaining two milestones, as discussed in Note 27, were estimated to be 100%, and 0%, (August 31, 2021 – 80% and 10%) respectively. A sensitivity analysis for the probabilities of achieving the milestones was not presented as it was deemed that the impact of reasonable changes in inputs would not be significant.

The fair value of the Laurentian contingent share consideration is primarily based on Level 3 unobservable inputs in a Monte Carlo pricing model. The determination of the fair value of this liability is primarily driven by the Company’s expectations of Laurentian achieving its business objectives. The key assumptions used in the model are the expected future sales volumes and selling prices used in determining Laurentian's future adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") and WACC.

At August 31, 2022, the fair value of the Laurentian contingent share consideration was revalued to $2,913. If the WACC increased by 1%, the estimated fair value of the contingent share consideration and net loss would decrease by $55, or if it is decreased by 1%, the estimated fair value of the contingent share consideration and net loss would increase by $55.

The fair value of derivative warrant liabilities is based on Level 1 and 2 inputs utilized in a Black-Scholes option pricing model to estimate the fair value of such Warrants. The key assumption used in the model is the expected future volatility in the price of the Company’s Common Shares.

The fair value of the Top-up Rights is based on Level 3 inputs utilized in a Monte Carlo pricing model to estimate the fair value of such Top-up Rights. The key assumptions used in the model are the expected future price of the Company’s Common Shares, the weighted average expected life of the instruments and the expected future volatility of Common Shares.

During the year, there were no transfers of amounts between Levels 1, 2 and 3.
Financial risk factors
The Company is exposed to various risks through its financial instruments, as follows:

(a) Credit risk arises from deposits with banks, short-term investments, outstanding trade and loan receivables, and restricted funds. For trade receivables, the Company does not hold any collateral as security but mitigates this risk by dealing only with what management believes to be financially sound counterparties and, accordingly, does not anticipate significant loss for non-performance. For other receivables, outside of the normal course of business such as the loan receivable, management generally obtains guarantees and general security agreements. The maximum exposure to credit risk of cash, short-term investments, accounts receivable, loan receivable, and restricted funds on the statement of financial position at August 31, 2022 approximates $171,799 (August 31, 2021 - $235,949).

As of August 31, 2022 and August 31, 2021, the Company’s aging of trade receivables was as follows:

	AUGUST 31, 2022	AUGUST 31, 2021
0-60 days	$42,961	$20,029
61-120 days	2,022	886
Gross trade receivables	$44,983	$20,915
Less: Expected credit losses and reserve for product returns and price adjustments	(1,121)	(710)
	$43,862	$20,205

(b) Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company manages its liquidity risk by reviewing on an ongoing basis its capital requirements. At August 31, 2022, the Company had $68,515 (August 31, 2021 – $55,365) of cash and working capital of $166,338 (August 31, 2021 - $234,349). Further, the Company may potentially access equity capital through the capital markets if required.
The Company is obligated to the following contractual maturities relating to their undiscounted cash flows as at August 31, 2022:

	Carrying Amount	Contractual Cash Flows	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Accounts payable and accrued liabilities	$40,864	$40,864	$40,864	$—	$—	$—
Long-term debt	235	248	80	168	—	—
	$41,099	$41,112	$40,944	$168	$—	$—

The contractual maturities noted above are based on contractual due dates of the respective financial liabilities.

In connection with the Company’s facilities, the Company is contractually committed to approximately $15,797 of capital expenditures, mostly related to its Moncton and LAU Campuses.

(c) Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk for the Company is comprised of:
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in market interest rates relates primarily to the Company’s debt obligations with floating interest rate. The Company has determined that a 1% change in rates would not have a material impact on the consolidated financial statements.